Finance (Income) Expense, Net	12 Months Ended
Dec. 31, 2023
Finance (Income) Expense, Net [Abstract]
FINANCE (INCOME) EXPENSE, NET

NOTE 15 — FINANCE (INCOME) EXPENSE, NET

	Year ended December 31
	2023	2022	2021
	U.S. dollars in thousands
Finance income:
Change in fair value of derivative liabilities	(841)	(2,822)	-
Interest income	(4)	-	(14)
Total finance income	(845)	(2,822)	(14)
Finance expense:
Finance expenses in respect of third-party loan	-	83	77
Change in fair value of derivative liabilities	-	-	75
Amortization of loan discount	-	37	85
Exchange rate differences	91	156	10
Interest expense on loans from shareholders and related parties	-	203	381
Other finance expenses	10	38	15
Revaluation of securities -fair value through profit or loss	221	-	-
Total finance expenses	322	517	643
Finance (income) expense, net	(523)	(2,305)	629